AMENDMENT
                                       TO
                       INVESTMENT SUB-ADVISORY AGREEMENT
                                    BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                      AND
                     MELLON CAPITAL MANAGEMENT CORPORATION

      This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

      WHEREAS, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of February 18, 2004, as amended ("Agreement"), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to JNL Series Trust ("Trust").

      WHEREAS, the parties wish to amend the Agreement in order to add the JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund, pursuant to the appointment of the Sub-Adviser to provide certain sub-investment advisory services to this new fund of the Trust.

      WHEREAS, in order to reflect this fund addition, Schedule A and Schedule B to the Agreement must be amended.

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

      1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 30, 2012, attached hereto.

      2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2012, attached hereto.

      IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of November 23, 2011, effective as of April 30, 2012.

JACKSON NATIONAL ASSET MANAGEMENT, LLC    MELLON CAPITAL MANAGEMENT CORPORATION

By:    /s/ Mark D. Nerud                  By:    /s/ Janet Lee
       -------------------------------           ------------------------------
Name:  Mark D. Nerud                      Name:  Janet Lee
Title: President and CEO                  Title: Director

                                  SCHEDULE A
                                APRIL 30, 2012
                                   (Funds)

            --------------------------------------------------------
                 JNL/Mellon Capital Management Bond Index Fund
            --------------------------------------------------------

                    JNL/Mellon Capital Management Dow Jones
                    U.S. Contrarian Opportunities Index Fund
            --------------------------------------------------------

              JNL/Mellon Capital Management Emerging Markets Index
                                      Fund
            --------------------------------------------------------

                 JNL/Mellon Capital Management European 30 Fund
            --------------------------------------------------------

                JNL/Mellon Capital Management Global Alpha Fund
            --------------------------------------------------------

             JNL/Mellon Capital Management International Index Fund
            --------------------------------------------------------

               JNL/Mellon Capital Management Pacific Rim 30 Fund
            --------------------------------------------------------

                JNL/Mellon Capital Management S&P 500 Index Fund
            --------------------------------------------------------

            JNL/Mellon Capital Management S&P 400 MidCap Index Fund
            --------------------------------------------------------

               JNL/Mellon Capital Management Small Cap Index Fund
            --------------------------------------------------------

                       JNL/S&P Competitive Advantage Fund
            --------------------------------------------------------

                     JNL/S&P Dividend Income & Growth Fund
            --------------------------------------------------------

                          JNL/S&P Intrinsic Value Fund
            --------------------------------------------------------

                            JNL/S&P Total Yield Fund
            --------------------------------------------------------

                     JNL/T. Rowe Price Mid-Cap Growth Fund
            --------------------------------------------------------

                                   SCHEDULE B
                                 APRIL 30, 2012
                                 (Compensation)

              ----------------------------------------------------
                 JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
                    JNL/MELLON CAPITAL MANAGEMENT DOW JONES
                    U.S. CONTRARIAN OPPORTUNITIES INDEX FUND
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
                         JNL/MELLON CAPITAL MANAGEMENT
                          EMERGING MARKETS INDEX FUND
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $50 million                         0.09%
              ----------------------------------------------------

              $50 to $100 million                       0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
                JNL/MELLON CAPITAL MANAGEMENT EUROPEAN 30 FUND
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $50 million                         0.09%
              ----------------------------------------------------

              $50 to $100 million                       0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
                JNL/MELLON CAPITAL MANAGEMENT GLOBAL ALPHA FUND
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $200 million                        0.60%
              ----------------------------------------------------

              $200 to $400 million                      0.55%
              ----------------------------------------------------

              $400 to $600 million                      0.50%
              ----------------------------------------------------

              $600 to $800 million                      0.45%
              ----------------------------------------------------

              $800 to $900 million                      0.40%
              ----------------------------------------------------

              Over $900 million                         0.35%
              ----------------------------------------------------

              ----------------------------------------------------
               JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX
                                     FUND
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
               JNL/Mellon Capital Management Pacific Rim 30 Fund
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $50 million                         0.09%
              ----------------------------------------------------

              $50 to $100 million                       0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
               JNL/Mellon Capital Management S&P 500 Index Fund
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
               JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX
                                      FUND
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
               JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
                      JNL/S&P COMPETITIVE ADVANTAGE FUND
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $100 million                        0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
                     JNL/S&P DIVIDEND INCOME & GROWTH FUND
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $100 million                        0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
                          JNL/S&P INTRINSIC VALUE FUND
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $100 million                        0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
                            JNL/S&P TOTAL YIELD FUND
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS              ANNUAL RATE
              ----------------------------------------------------

              $0 to $100 million                        0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              ----------------------------------------------------
                    JNL/T. ROWE PRICE MID-CAP GROWTH FUND*
              ----------------------------------------------------

              AVERAGE DAILY NET ASSETS               ANNUAL RATE
              ----------------------------------------------------

              First $50 million                         0.09%
              ----------------------------------------------------

              Next $50 million                          0.06%
              ----------------------------------------------------

              $100 to $750 million                      0.03%
              ----------------------------------------------------

              Over $750 million                        0.015%
              ----------------------------------------------------

              *Fees will be paid based on assets invested in the mid-cap growth index strategy portion of the JNL/T.
              Rowe  Price Mid-Cap Growth Fund managed  by  Mellon
              Capital Management Corporation.